SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: 24 July 2002 (Date of earliest event reported)
JOHN DEERE OWNER TRUST 2001 (Issuer of the Notes and the Certificates)
JOHN DEERE RECEIVABLES, INC. (Originator of the Trust described herein) (Exact name of registrant as specified in charter)
DELAWARE (State or other jurisdiction of incorporation) 33-99294 (Commission File Number) (36-3837230) (IRS Employer Identification No.)
c/o John Deere Capital Corporation Suite 600 First Interstate Bank Building 1 East First Street Reno, Nevada 89501 (Address of principal executive offices and zip code)
(775) 786-5527 (Registrant's telephone number, including area code)

Item 5.	Other Events.

The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.

Item 7.	Financial Statements and Exhibits.
	(c)	Exhibits
		99.1	Statement to Certificateholder
		99.2	Statement to Noteholders
		99.3	Servicer's Certificate

SIGNATURE

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN DEERE OWNER TRUST 2001
JOHN DEERE RECEIVABLES, INC.
John Deere Capital Corporation (Servicer)

By:	/s/ James R. Jabanoski James R. Jabanoski Vice President and Treasurer

Dated: July 24, 2002

EXHIBIT INDEX
Exhibit No.

99.1	Statement to Certificateholder
99.2	Statement to Noteholders
99.3	Servicer's Certificate